UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 Alpha Natural Resources, Inc. 2012 Long-Term Incentive Plan

    At the Annual Meeting of Stockholders held on May 17, 2012 (the "Annual Meeting"), stockholders of Alpha Natural Resources, Inc. (the "Company") approved the 2012 Long-Term Incentive Plan (the "2012 LTIP"). The 2012 LTIP is generally administered by the Compensation Committee (the "Committee") of the Company’s Board of Directors (the "Board"). The 2012 LTIP provides for the grant of the following types of awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance grants and (vi) other share-based awards deemed by the Committee, in its discretion, to be consistent with the purposes of the 2012 LTIP. The Committee has the exclusive power to select the persons who may participate in this plan and may grant awards under the plan to full- or part-time employees or other individuals who perform services for the Company or its affiliates.

The maximum aggregate number of shares of common stock that are available for issuance under the 2012 LTIP, including for awards of incentive stock options, is 6,400,000 plus the number of shares of the Company’s common stock (the “Common Stock”) that are represented by restricted stock unit and performance awards which previously have been granted and are outstanding under the Company’s 2010 Long-Term Incentive Plan as of the effective date of the 2012 LTIP that result from the expiration or lapse of such awards, are forfeited or cancelled, or result from such awards being settled without the delivery of the full number of shares of Common Stock underlying such awards or are settled for cash, at any time after the effective date of the 2012 LTIP. Pursuant to the terms of the 2012 LTIP and subject to possible adjustments provided for in the plan, no eligible person may receive in any one fiscal year under the 2012 LTIP: (i) stock options or stock appreciation rights for more than 750,000 shares of the Common Stock; (ii) performance grants (denominated in shares of Common Stock) for more than 1,000,000 shares of Common Stock; and (iii) performance grants (denominated in cash) for more than $10,000,000.

The 2012 LTIP will terminate upon the earlier of the adoption of a resolution of the Board terminating the 2012 LTIP or May 17, 2022.

The foregoing description of the 2012 LTIP does not purport to be complete and is qualified in its entirety by reference to the 2012 LTIP (Exhibit 10.1 to this Current Report on Form 8-K) and incorporated herein by reference.

Awards

On May 17, 2012, the Board, in accordance with the non-employee director compensation policy, approved the grant of restricted stock unit awards under the 2012 LTIP to each non-employee director in the amount of 6,233 units.  The awards generally vest six months after a director’s termination of service with the Board.

On the same date, the Committee approved the grant to each of Messrs. Kevin S. Crutchfield, the Company's Chief Executive Officer, and Paul H. Vining, the Company's President, of a performance share unit award under the 2012 LTIP of 81,878 and 41,146 units (at target), respectively.  The awards will be earned based on the performance of the Company’s stock relative to its compensation peer group of companies (“TSR”) over a performance period of April 1, 2012 through December 31, 2014 such that the Company’s TSR must be (i) at the 35th percentile or greater among its peers for the awards to be earned at a threshold level of 50%, (ii) at the 55th percentile or greater among its peers for the awards to be earned at a target level of 100%, and (iii) at the 80th percentile or greater among its peers for the awards to be earned at a maximum of 200%, with interpolation used to determine pay-out amounts when performance exceeds threshold and falls between specified performance levels. The cash performance awards previously granted to Messrs. Crutchfield and Vining under the 2010 Long-Term Incentive Plan were simultaneously canceled.

 The foregoing description of the restricted stock unit and performance share unit awards does not purport to be complete and is qualified in its entirety by reference to the forms of restricted stock unit award agreement (Exhibit 10.2 to this Current Report on Form 8-K) and performance share unit award agreement (Exhibit 10.3 to this Current Report on Form 8-K) under the 2012 LTIP, which are incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 17, 2012, Alpha held its Annual Meeting in Abingdon, Virginia.  The results of the matters voted on at the Annual Meeting are provided below.

Proposal No. 1:  The election of nine directors to hold office for a one-year term expiring at the annual meeting in 2013 and until their respective successors are elected and qualified:

Director Name	For	Against	Abstentions	Broker Non-Votes
Kevin S. Crutchfield	133,848,009	6,237,654	197,102	39,977,694
William J. Crowley, Jr.	138,309,622	1,732,281	240,862	39,977,694
E. Linn Draper, Jr.	138,038,252	2,004,237	240,276	39,977,694
Glenn A. Eisenberg	139,235,821	808,391	238,553	39,977,694
P. Michael Giftos	139,234,291	811,722	236,752	39,977,694
Deborah M. Fretz	139,289,253	826,709	166,803	39,977,694
Joel Richards, III	138,240,513	1,764,257	277,995	39,977,694
James F. Roberts	139,249,343	793,097	240,325	39,977,694
Ted G. Wood	138,216,537	1,828,529	237,699	39,977,694

Proposal No. 2:  The approval of the Company’s 2012 LTIP:

For: 135,572,736
Against: 4,504,610
Abstained: 205,016
Broker Non-Votes: 39,978,097

Proposal No. 3:  The advisory approval of the Company's executive compensation.

For: 136,943,725
Against: 2,847,961
Abstained: 490,676
Broker Non-Votes: 39,978,097

Proposal No. 4:  The ratification of KPMG LLP as Alpha's independent registered public accounting firm for the fiscal year ending December 31, 2012.

For: 178,420,683
Against: 917,302
Abstained: 922,474

There were no broker non-votes on this proposal.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1
Alpha Natural Resources, Inc. 2012 Long-Term Incentive Plan (Incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 of Alpha Natural Resources, Inc. (File No. 333-181478) filed on May 17, 2012).

10.2	Alpha Natural Resources, Inc. Restricted Stock Unit Award Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan (Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form S-8 of Alpha Natural Resources, Inc. (File No. 333-181478) filed on May 17, 2012).

10.3	Form of Performance Share Unit Award Agreement for Employees (Alternative) (Grades 22-30) under the Alpha Natural Resources, Inc. 2012 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

Date: May 17, 2012	By:	/s/ Richard R. Grinnan
Name: Richard R. Grinnan
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Alpha Natural Resources, Inc. 2012 Long-Term Incentive Plan (Incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 of Alpha Natural Resources, Inc. (File No. 333-181478) filed on May 17, 2012).

10.2	Alpha Natural Resources, Inc. Restricted Stock Unit Award Agreement for Non-Employee Directors under the 2012 Long-Term Incentive Plan (Incorporated by reference to Exhibit 99.4 to the Registration Statement on Form S-8 of Alpha Natural Resources, Inc. (File No. 333-181478) filed on May 17, 2012).

10.3	Form of Performance Share Unit Award Agreement for Employees (Alternative) (Grades 22-30) under the Alpha Natural Resources, Inc. 2012 Long-Term Incentive Plan.